UNANIMOUS WRITTEN CONSENT OF THE
                             BOARD OF DIRECTORS OF
                        CLUB CORPORATION INTERNATIONAL


     The undersigned, being all of the directors of Club Corporation International, a Nevada corporation (the "Company"), pursuant to section
78.315 of the General Corporation Law of the State of Nevada, do hereby execute this unanimous written consent for the purpose of adopting the following resolution, to the same extent and to have the same force and effect as a unanimous vote at a meeting of the Board of Directors of the Company, duly called and held for the purpose of acting upon such resolution:

     RESOLVED, that any officer or officers of the Company may sign, on behalf of the Company, any periodic report such as a 10-K, 10-Q or 8-K, or other documents to be filed with the Securities and Exchange Commission pursuant to a power of attorney executed by such officer or officers.

     IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of February 23, 1998.


Signature              Title                               Date
---------------------  ----------------------------------  -----------------

*                      Chairman of the Board and           February 23, 1998
---------------------  Chief Executive Officer
Robert H. Dedman, Sr.  (Principal Executive Officer)


*                      Vice Chairman of the Board          February 23, 1998
---------------------
James E. Maser

*                      President, Chief Operating          February 23, 1998
---------------------  Officer and Director
Robert H. Dedman, Jr.

*                      Executive Vice President and        February 23, 1998
---------------------  Director
Mark W. Dietz

*                      Executive Vice President and        February 23, 1998
---------------------  Director
Richard S. Poole

*                      Executive Vice President and        February 23, 1998
---------------------  Director
Albert E. Chew, III

*                      Senior Vice President, Chief        February 23, 1998
---------------------  Financial Officer and Director
James P. McCoy, Jr.    (Principal Financial Officer)


*                      Senior Vice President, Secretary,   February 23, 1998
---------------------  Chief Legal Officer and Director
Terry A. Taylor

*                      Director                            February 23, 1998
---------------------
Nancy M. Dedman

*                      Director                            February 23, 1998
---------------------
Patricia Dedman Dietz

*                      Director                            February 23, 1998
---------------------
James M. Hinckley

*                      Director                            February 23, 1998
---------------------
Robert H. Johnson

*                      Director                            February 23, 1998
---------------------
Jerry W. Dickenson